                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               GO2PHARMACY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                Go2Pharmacy, Inc.

                                Go2Pharmacy, Inc.
                              6950 Bryan Dairy Road
                              Largo, Florida 33777

                                                               ___________, 2001

Dear Stockholder,

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Meeting") of Go2Pharmacy, Inc. (the "Company"). The Meeting will be held Friday, November , 2001 at 10:00 a.m., Eastern Standard Time, at the Corporate Offices of Go2Pharmacy, Inc., 6950 Bryan Dairy Road, Largo, Florida 33777.

     The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors, the amendment of the Company's Certificate of Incorporation to change the name of the Company to Innovative Companies, Inc., and the amendment to both of the Company's 1999 Stock Option Plans to increase the number of Common Shares covered by the Plan. We also will report on the progress of the Company and comment on matters of current interest.

     It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

     If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

     Your Board of Directors and management look forward to greeting you personally at the Meeting.

                                              Sincerely,

                                              Mihir K. Taneja
                                              Chief Executive Officer

                                Go2Pharmacy, Inc.
                              6950 Bryan Dairy Road
                              Largo, Florida 33777

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 NOVEMBER 2001

     Notice is hereby given that the Annual Meeting of stockholders of Go2Pharmacy, Inc., a Florida corporation (the "Company"), will be held November, 2001 at 10:00 a.m., Eastern Standard Time, at the Corporate Offices of Go2Pharmacy, Inc., 6950 Bryan Dairy Road, Largo, Florida 33777 for the following purposes:

     1. To elect seven members to the Board of Directors to serve until the Annual Meeting in 2002 and until their successors are elected and qualified or until their earlier resignation, removal from office or inability to serve;

     2. To approve an amendment to the Company's 1999 Employee Stock Option Plan to increase by 300,000, or 1,000,000 total, the number of shares of Common Stock covered by that Plan;

     3. To approve an amendment to the Company's 1999 Non-Employee Stock Option Plan to increase by 400,000, or 500,000 total, the number of shares of Common Stock covered by that Plan;

     4. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Innovative Companies, Inc.; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. Stockholders of record at the close of business on September , 2001 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you so desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

     Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

                                           By Order of the Board of Directors,



                                           Dr. Kotha S. Sekharam
                                           President

Largo, Florida

___________, 2001

                                GO2PHARMACY, INC.
                              6950 Bryan Dairy Road
                              Largo, Florida 33777

                                 PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Directors and management of Go2Pharmacy, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Company's 2001 Annual Meeting of Stockholders (the "Meeting"), which will be held at 10:00 a.m., Eastern Standard Time on November, 2001, at the Corporate Offices of the Company located at 6950 Bryan Dairy Road, Largo, Florida 33777.

     The Board of Directors has fixed the close of business on Friday, September 7, 2001 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. As of September 7, 2001, 7,025,000 shares of the Company's $.01 par value Common Stock, were issued and outstanding. For the purposes of determining the presence of a quorum at the Meeting, abstentions will be counted toward the number of shares represented at the Meeting and broker non-votes will be disregarded. The stockholders present at the Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Meeting.

     This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about ___________, 2001. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company as of the close of business on September 2001, on all matters that come before the Meeting.

     Determination of whether a matter specified has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the meeting, in person or by proxy and entitled to vote on the election. For each other matter except the amendment to the Company's certificate of incorporation, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. For approval of the amendment to the Company's certificate of incorporation, the affirmative vote of a majority of all shares of Common Stock outstanding as of the Record Date is required for approval.

     For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. However, if a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2, 3 and 4 (to elect the Board's nominees to the Board of Directors, to approve the amendment to both the Company's 1999 Stock Option Plans to increase the number of shares of Common Stock covered by the Plans, and to approve the amendment to the Company's Certificate of Incorporation, as amended, to effect the change of the Company's name to Innovative Companies, Inc. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

     The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.

1.  RE-ELECTION OF DIRECTORS

     Seven directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier resignation, removal from office or inability to serve. The following seven individuals currently serve on the Board of Directors and all have been nominated for re-election:

                                 Jugal K. Taneja
                                 Mihir K. Taneja
                              Dr. Kotha S. Sekharam
                                Dr. David Dalton
                               Bartholomew Lawson
                              George L. Stuart, Jr.
                                 Joseph Zappala

All of the foregoing nominees have consented to serve as a director, if elected.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF THE FOREGOING NOMINEES AS DIRECTORS.

     Stockholders may vote for up to seven nominees and the seven nominees receiving the most votes cast at the Meeting, in person or by proxy, will be elected as Directors. The Stockholders may not vote cumulatively in the election of Directors. In the event any of the nominees should be unable to serve, which is not anticipated, the Board of Directors will vote for such other person or persons for the office of Director as the Board of Directors may recommend. For further information on Messrs. Taneja, Sekharam, Dalton, Lawson, Stuart and Zappala, see "Management-Directors and Executive Officers" and "Security Ownership of Management and Others."

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

     The information required by this Heading is incorporated by reference to the information presented in Item 9. Directors and Executive Officers of the Registrant, in the Company's March 31, 2001 Form-10KSB as filed with the Securities and Exchange Commission on June 28, 2001, a copy of which is included herewith.

Audit Committee and Audit Committee Report

     The Board of Directors has formed an Audit Committee. The Audit Committee consists of Messrs. Lawson and Stuart. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee meets with the Company's independent accountants and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent accountants. The Audit Committee met one time during the fiscal year ended March 31, 2001.

     The Audit Committee and the Board of Directors, have reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2001 with the Company's management.

Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the independent accountants. The Audit Committee has discussed with Brimmer, Burek & Keelan ("BBK"), the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from BBK, required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of BBK with that firm. The Audit Committee has considered the provision of services by BBK, covered in "Audit and Related Fees" below and has determined that such services are compatible with maintaining their independence from the Company.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                                       Respectfully submitted,
                                       The Audit Committee
                                       Bartholomew Lawson
                                       George Stuart, Jr.



     Audit and Related Fees

          Audit Fees. The aggregate fees billed by BBK, for professional
          ----------
services rendered for the audit of the Company's annual financial statements for the year ended March 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year were $27,500.

          Financial Information Systems Design and Implementation Fees. The
          ------------------------------------------------------------
Company did not engage BBK to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

          All Other Fees. The aggregate fees billed by BBK for services rendered
          --------------
to the Company, other than the services covered in "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended March 31, 2001 were $67,500, which fees primarily relate to the filing of the Company's registration statement on Form SB-2 during November, 2000.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Compensation Committee

     The Compensation Committee, consisting of Messrs. Dalton and Zappala, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee met two times during the fiscal year ended March 31, 2001 with 100% member attendance.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, not all such reports were filed on a timely basis.

     See "Certain Transactions" for additional information on certain members of management.

                             EXECUTIVE COMPENSATION

Compensation to Outside Directors

     All of the Company's directors receive $500 for each meeting of the Board of Directors that they attend, plus reimbursement of their reasonable out-of-pocket expenses incurred in connection with such meetings. Additionally, all directors are eligible to receive stock options under the Company's 1999 Stock Option Plan, and directors who are also employees of the Company, or a subsidiary of the Company, are eligible to receive Incentive Stock Options when and as approved by the Board of Directors. During April 2001, the Company established a policy providing that all directors will receive 25,000 stock options per fiscal year if they attend at least two meetings in such fiscal year. Additionally, each member of a committee of the Board of Directors shall receive 5,000 additional stock options per fiscal year, each chairperson of a committee shall receive an additional 2,500 stock options per fiscal year and the Chairman of the Board shall receive 10,000 stock options per fiscal year. The options granted under this policy to directors are exercisable in accordance with a three-year vesting schedule from date of grant, provided that should any director resign prior to the end of the relevant term of office, the options granted for during such fiscal term shall be immediately canceled. Prior to April 2001, each nonemployee director was eligible for 4,000 options granted for each term of office completed. During the fiscal year ended March 31, 2001, 4,000 options, or 16,000 options in aggregate, were granted to four nonemployee directors.

Compensation of Executive Officers

The information required by this Heading is incorporated by reference to the information presented in Item 10. Executive Compensation of the Registrant, in the Company's March 31, 2001 Form-10KSB as filed with the Securities and Exchange Commission on June 28, 2001, a copy of which is included herewith.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The information required by this Heading is incorporated by reference to the information presented in Item 11. Security Ownership of Certain Beneficial Owners and Management of the Registrant, in the Company's March 31, 2001 Form-10KSB as filed with the Securities and Exchange Commission on June 28, 2001, a copy of which is included herewith.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information required by this Heading is incorporated by reference to the information presented in Item 12. Certain Relationships and Related Transactions of the Registrant, in the Company's March 31, 2001 Form-10KSB as filed with the Securities and Exchange Commission on June 28, 2001, a copy of which is included herewith.

2. APPROVAL OF AMENDMENT TO EMPLOYEE STOCK OPTION PLAN TO PROVIDE

ADDITIONAL SHARES


     During September 1999, the Board of Directors adopted the 1999 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract, retain, develop and reward superior executive talent by encouraging ownership of the Company's common stock by the Company's officers, directors and other employees. The Plan authorizes the granting of both Incentive Stock Options, as defined under
Section 422 of the Internal Revenue Code of 1986, and Non-Statutory Stock Options to purchase common stock. All employees of the Company and its subsidiaries are eligible to participate in the Plan. The Plan also authorizes the granting of Non-Statutory Stock Options to non-employee directors and consultants of the Company. Unless sooner terminated, the Plan will expire in September 2009.

     The Board of Directors has adopted by unanimous written consent, subject to stockholder approval at the Meeting, an amendment to the Plan (the "Plan Amendment"), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan to 1,000,000 shares for the Employee Stock Option Plan.

     The Plan initially authorized the issuance of up to 700,000 shares of the Company's Common Stock pursuant to stock option issuances for the Employee Stock Option Plan. Of the shares of Common Stock available for issuance under the Plan, the Company has outstanding as of March 31, 2001 stock options covering 393,000 shares of Common Stock. A total of 307,000 shares remain available for issuance under the Employee Plan. An increase of 300,000 shares is considered necessary and in the best interest of the shareholders in order that the Company can continue to incentivize its current employees to align their interests with the interests of the shareholders, and retain existing employees as well as attract new employees.

     The Board of Directors has unanimously approved the Plan Amendment to increase the Employees Plan to 1,000,000 total number of shares of Common Stock which may be issued pursuant to the Plan. All other terms of the Plan as previously amended shall remain the same. Approval of the Plan Amendment will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. If the Plan Amendment is not approved, the Plan will continue in full force without the Plan Amendment. Complete copies of the Plan, including the Plan Amendment can be obtained from the Secretary of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN.

3. APPROVAL OF AMENDMENT TO NON-EMPLOYEE STOCK OPTION PLAN TO PROVIDE ADDITIONAL SHARES

     During September 1999, the Board of Directors adopted the 1999 Non-Employee Stock Option Plan (the "Plan"). The purpose of the Plan is to attract, retain, develop and reward superior executive talent by encouraging ownership of the Company's common stock by the Company's directors and other consultants. The Plan authorizes the granting of Incentive Stock Options, as defined under
Section 422 of the Internal Revenue Code of 1986, and Non-Statutory Stock Options to purchase common stock. The Plan authorizes the granting of Non-Statutory Stock Options to non-employee directors and consultants of the Company. Unless sooner terminated, the Plan will expire in September 2009.

     The Board of Directors has adopted by unanimous written consent, subject to stockholder approval at the Meeting an amendment to the Plan (the "Plan Amendment"), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan to 500,000 shares for the Non-Employee Stock Option Plan.

     The Plan initially authorized the issuance of up to 100,000 shares of the Company's Common Stock pursuant to stock option issuances for the Non-Employee Stock Option Plan. Of the shares of Common Stock available for issuance under the Plan, the Company has outstanding as of March 31, 2001 stock options covering 16,000 shares of Common Stock for the Non-Employees Plan . A total of 84,000 shares remain available for issuance under the Non-Employee Plan. An increase of 400,000 shares total for the Non-Employee Plan, is considered necessary and in the best interest of the shareholders in order that the Company can continue to incentivize its current directors and consultants to align their interests with the interests of the shareholders.

     The Board of Directors has unanimously approved the Plan Amendment to increase the Non-Employee Plan to 500,000 total number of shares of Common Stock which may be issued pursuant to the Plan. All other terms of the Plan as previously amended shall remain the same. Approval of the Plan Amendment will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. If the Plan Amendment is not approved, the Plan will continue in full force without the Plan Amendment. Complete copies of the Plan, including the Plan Amendment can be obtained from the Secretary of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN.

4. APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

General

     The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment the Company's Certificate of Incorporation, as amended, to change the name of the Company to Innovative Companies, Inc. The form of the proposed Amendment to Certificate of Incorporation, which includes the name change amendment, is attached hereto as Appendix A (the "Amended Certificate"). The name change will become effective when the Amended Certificate is filed with the Secretary of State of the State of Florida. The Company intends to file the Amended Certificate promptly after the stockholders approve the name change.

Purpose

     The Board of Directors believes that the name change would be in the best interests of the Company because the new name better reflects the current business model of the Company, and reflects that revenues generated from our manufacturing division Innovative Health Products, Inc., represent the most substantial portion of our revenues.

Vote Required; Recommendation of Board of Directors

     The Board of Directors has unanimously approved the Restated Certificate and the proposal to change the name of the Company to Innovative Companies, Inc. The affirmative vote of the holders of a majority of all outstanding shares of the Company's Common Stock, and entitled to vote at the Meeting in person or by proxy, will be required for approval of the amendment to the Company's Certificate of Incorporation, as amended. If the name change is not approved, the Company's name will continue to be Go2Pharmacy, Inc.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO INNOVATIVE COMPANIES, INC.

5.  OTHER BUSINESS

     The Board of Directors knows of no other matters which are likely to be brought before the Meeting. If any matter not described herein should be presented for Stockholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

                            STOCKHOLDER PROPOSALS FOR
                     PRESENTATION AT THE 2002 ANNUAL MEETING

         Any stockholder intending to present a proposal at the 2002 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company's By-Laws, submit such proposal to Mihir K. Taneja, Secretary, in writing no later than March 30, 2002. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

A copy of the Company's Form-10KSB for the year ended March 31, 2001 (the "10KSB"), including financial statements, accompanies this proxy statement. In addition, the Company filed an Annual Report on form 10-KSB with the Securities and Exchange Commission on June 28, 2001. Stockholders may obtain a copy of this report, without charge, by writing to: Go2Pharmacy, Inc. 6950 Bryan Dairy Road, Largo, Florida 33777

                                            By Order of the Board of Directors,



                                            /s/ Mihir K. Taneja
                                            Chief Executive Officer
Dated:  ___________, 2001

PROXY                                                                      PROXY


                                GO2PHARMACY, INC.

             PROXY FOR ANNUAL MEETING TO BE HELD ON NOVEMBER , 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mihir Taneja and Dr. Kotha S. Sekharam, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Go2Pharmacy, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on November , 2001 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-4


1.  ELECTION OF DIRECTORS --                         For         Withhold
    Nominees:
    ---------

         Jugal K. Taneja                             [_]            [_]
         Mihir K.Taneja                              [_]            [_]
         Dr. Kotha S. Sekharam                       [_]            [_]
         Dr. David Dalton                            [_]            [_]
         Bartholomew Lawson                          [_]            [_]
         George L. Stuart, Jr.                       [_]            [_]
         Joseph Zapala                              [_]            [_]


    ----------------------------------------------------------------------------
    (Except nominee(s) written above)

                                                     For          Against          Abstain
2.  Proposal to approve amendment to the             [_]            [_]              [_]
     Company's 1999 Employee Stock Option Plan.

                                                     For          Against          Abstain

3.  Proposal to approve amendment to the             [_]            [_]              [_]
     Company's 1999 Non-Employee Stock
     Option Plan.

                                                     For          Against          Abstain

4.  Proposal to ratify change the name of            [_]            [_]              [_]
     of the Company.

If you plan to attend the Annual Meeting please mark this box    [_]

Dated:                , 2001
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Signature
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Name (printed)
               -----------------------------------------------------------------
Title
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Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

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